                                                                   Exhibit 10.78


================================================================================

                           FIRST AMENDMENT TO MORTGAGE

                           MAGNOLIA ASSOCIATES, LTD.,
                         a Florida limited partnership,
                                  as Mortgagor

                                       AND

                      MERRILL LYNCH MORTGAGE CAPITAL INC.,
                             a Delaware corporation,
                                  as Mortgagee

================================================================================

             Prepared and drafted by and after recording, return to:
                            Martha Feltenstein, Esq.
                    Skadden, Arps, Slate, Meagher & Flom LLP
                                919 Third Avenue
                            New York, New York 10022

                           FIRST AMENDMENT TO MORTGAGE

            FIRST AMENDMENT TO MORTGAGE (this "Amendment") dated as of December __, 1997, among Magnolia Associates, Ltd., a Florida limited partnership having an address c/o Tower Realty Operating Partnership, L.P., 292 Madison Avenue, New York, New York 10017, as mortgagor ("Mortgagor"), and Merrill Lynch Mortgage Capital Inc., a Delaware corporation, having an address at World Financial Center, North Tower, 250 Vesey Street, New York, New York 10281, as mortgagee ("Mortgagee").

                              W I T N E S S E T H :

            WHEREAS, Mortgagee has made a loan to Mortgagor, 286 Madison, L.P., 290 Madison, L.P. and 292 Madison, L.P. (collectively, the "Original Mortgagor") in the amount of Fifty Four Million Dollars ($54,000,000) (the "Original Loan"), which Loan is evidenced by an Amended and Restated Mortgage Note, dated as of October 16, 1997 (the "Original Note "), made by the Original Mortgagor, as maker, in favor of Midland, as payee, and endorsed to Mortgagee by note endorsement attached thereto;

            WHEREAS, the Original Loan was secured by, among other things, an Amended and Restated Mortgage, Security Agreement, Financing Statement, Fixture Filing and Assignment of Leases, Rents and Security Deposits dated as of October 16, 1997, among Original Mortgagor, as mortgagor, and Midland, as mortgagee, and recorded on ______________ __, 199_ in the Office of the Register of the City of New York on ___________ in Reel ___ at page __, and recorded in the Public Records of Orange County, Florida on ______ in Official Records Book ___, page ___ (the "Original Mortgage") encumbering property referred to therein as the Orlando Property and the Madison Properties (collectively, the "Original Land") and pursuant to which the recovery in the State of New York was limited to Thirty Two Million Dollars ($32,000,000) and the recovery in the State of Florida was limited to Fifty Four Million Dollars ($54,000,000);

            WHEREAS, pursuant to an Assignment of Mortgage dated as of October 16, 1997 by and between Midland, as assignor and Mortgagee, as assignee, and recorded on ______________ __, 199_ in the Office of the Register of the City of New York on ___________ in Reel ___ at page ___, and pursuant to an Assignment of Mortgage Collateral Security Documents dated as of October 16, 1997 by and between Midland, as assignor and Mortgagee, as assignee, and recorded on

______________ __, 199_ in the Public Records of Orange County, Florida on
________ in Official Records Book ___, page ___, Mortgagee is the assignee of Midland's interest under the Mortgage;

            WHEREAS, Magnolia Associates, Ltd. ("Mortgagor") is the record and beneficial owner of a fee simple interest (the "Tower Fee Estate") and ground subleasehold interest in the property (the "Subleasehold Estate") comprising and located on the land described in Exhibit A-1 attached hereto (the "Additional Land") and Mortgagor is the owner of a leasehold interest in certain development rights (the "Air Rights") appurtenant to the land described in Exhibit A-2 attached hereto (the "Air Rights Parcel");

            WHEREAS, by Option Agreement dated as of November 13, 1986 made by Belasco Theatre Corporation, a New York corporation, as owner ("Belasco"), to Tower 45 Associates Limited Partnership, successor in interest to Mortgagor, as optionee, a memorandum of which was recorded on February 9, 1987 in Reel 1187 Page 1295 in the Office of the Register of the City of New York (the "Option Agreement"), Belasco granted, bargained and sold to Mortgagor the exclusive option to purchase the Air Rights Parcel including the Air Rights (the "Option"), which Option must be exercised by Mortgagor on or before October 31, 2001 in accordance with the conditions set forth in the Option Agreement;

            WHEREAS, by Mortgage Modification and Spreader Agreement dated as of November 26, 1997, and recorded on ______________ __, 199_ in the Office of the Register of the City of New York on ___________ in Reel ____ at page ____, the Original Mortgage was spread over the whole of the Additional Property and Mortgagor's interest in the Air Rights;

            WHEREAS, the Itochu Corporation ("Itochu") assigned to Mortgagee its right, title and interest in and to a certain promissory note by Allonge to Note and, as additional security therefor, Itochu assigned to Mortgagee its right, title and interest in and to that certain mortgage by Assignment of Mortgage dated as of November 26, 1997 and recorded on ______________ __, 199_ in the Office of the Register of the City of New York on ___________ in Reel ____ at page ____ and two collateral assignment of option agreements dated as of November 26, 1997 and recorded on ______________ __, 199_ in the Office of the Register of the City of New York on ___________ in Reel ____ at page ____;

            WHEREAS, the Original Note and certain additional notes (the "Additional Notes") secured by those mortgages more particularly described on Exhibit B attached hereto (the "Additional Mortgages"), were consolidated, amended and restated by Original Mortgagor and Mortgagee pursuant to the Consolidated, Amended and Restated Mortgage Note, which note evidences indebtedness in the amount of One Hundred Seven Million Dollars ($107,000,000) (the "Consolidated Note");

            WHEREAS, in connection with the delivery of the Consolidated Note, Mortgagor and Mortgagee have consolidated, amended and restated the Original Mortgage and the Additional Mortgages pursuant to that certain Consolidated, Amended and Restated Fee and Subleasehold Mortgage, Security Agreement, Financing Statement, Fixture Filing and Assignment of Leases, Rents and Security Deposits dated as of November 26, 1997 and recorded on ______________ __, 199_ in the Office of the Register of the City of New York on ___________ in Reel ___ at page __, and recorded in the Public Records of Orange County, Florida on ______ in Official Records Book ___, page ___(the "Consolidated Mortgage") pursuant to which the recovery in the State of New York was limited to Seventy Seven Million Dollars ($77,000,000) and the recovery in the State of Florida was limited to Fifty Four Million Dollars ($54,000,000);

            WHEREAS, Mortgagee has released the Madison Properties from the lien of the Consolidated Mortgage by Release dated as of December __, 1997 and recorded on ______________ __, 199_ in the Office of the Register of the City of New York on ___________ in Reel ___ at page ___; and

            WHEREAS, Mortgagor and Mortgagee desire to amend and modify the Consolidated Mortgage by this Amendment as hereinafter set forth.

            NOW, THEREFORE, in consideration of the premises and other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the Mortgagor and the Mortgagee that the Consolidated Mortgage is hereby amended as follows:

      1. Definitions. Wherever used in this Amendment, the following terms, and the singular and plural thereof, shall have the following meanings. All capitalized terms used but not otherwise defined herein have the meanings given thereto in the Consolidated Mortgage:

            Air Rights Lease: Shall mean that certain Indenture of Air Rights Lease dated as of November 13, 1986, by and between Belasco Theatre Corporation, a New York corporation, as landlord, and Tower 45 Associates Limited Partnership, a New York limited partnership, as tenant, which was recorded as Exhibit B to a certain declaration dated as of January 15, 1987 and recorded in the Office of the City Register in Reel 1225 Page 1174 and predecessor in interest to Magnolia Associates, Ltd., as tenant, and which Air Rights Lease was assigned to Mortgagee by Assignment of Air Rights Lease dated as of November 26, 1997 and recorded on ___________ __ 199_ in Reel ____ Page ____.

            Belasco Sublease: Shall mean that certain Indenture of Sublease dated as of November 13, 1986, by and between Belasco Theatre Corporation, a New York Corporation, as landlord, and Tower 45 Associates Limited Partnership, a New York limited partnership and predecessor in interest to Magnolia Associates, Ltd., as tenant, recorded in the Office of the Register of the City of New York on February 9, 1987 in Reel 1187 Page 1260, which was assigned to Mortgagee by Assignment of Ground Sublease dated as of November 26, 1997 and recorded on ___________ __ 199_ in Reel ____ Page ____.

            Ground Lease: Shall mean that certain Indenture of Ground Lease dated as of November 13, 1986, by and between Tower 45 Associates Limited Partnership, a New York limited partnership, as predecessor in interest to Mortgagee, as landlord, and Belasco Theatre Corporation, as tenant, recorded in the Office of the Register of the City of New York on February 9, 1987 in Reel 1187 Page 1247, which Ground Lease was assigned to Mortgagee by Assignment of Ground Lease dated as of November 26, 1997 and recorded on ___________ __ 199_ in Reel ____ Page ____.

      2. Exercise of Option. Notwithstanding anything contained in the Consolidated Mortgage to the contrary, Mortgagor shall have the right, subject to the conditions set forth below, to exercise the Option and (i) acquire the Air Rights in the name of Mortgagor, and (ii) transfer its rights under the Option Agreement to purchase the Air Rights Parcel (less the Air Rights) to a third party or an Affiliate of Mortgagor so long as the assets of such Affiliate will not be substantively consolidated with those of Mortgagor in any insolvency proceeding of Mortgagor or such Affiliate, as confirmed in an Opinion of Counsel in the form of the nonconsolidation opinion. Mortgagor acknowledges and agrees that Mortgagor shall not acquire the Air Rights Parcel. Mortgagee acknowledges that, pursuant to the Ground Lease, the Belasco Sublease, and the Option Agreement, upon the conveyance of the Air Rights Parcel in connection with the exercise of the Option, the Ground Lease, the Belasco Sublease and the Air Rights Lease shall terminate, and upon the satisfaction of the conditions set forth in clauses (i) to (iv) below, Granting Clause (B), references to the Air Rights Lease in Granting Clause (C) of the Consolidated Mortgage and Section 57 of the Consolidated Mortgage shall be deemed deleted. As a condition to the exercise of the Option: (i) Mortgagor shall notify Mortgagee not less than thirty (30) days prior to the exercise of the Option (the "Exercise Date"); (ii) no Event of Default shall have occurred and be continuing as of the date of such notice and the Exercise Date; (iii) Mortgagor shall deliver to Mortgagee each of the following unexecuted documents, at least fifteen (15) days prior to the Exercise
Date: (a) termination of the Ground Lease in substantially the form attached hereto as Exhibit C (the "Ground Lease Termination"); (b) termination of the Belasco Sublease in substantially the form attached hereto as Exhibit D (the "Sublease Termination"); (c) termination of the Air Rights Lease in substantially the form attached hereto as Exhibit E (the "Air Rights Lease Termination"); (d) Zoning Lot Development Agreement [and/or Air Rights Allocation Agreement] in substantially the form attached hereto as Exhibit F (the "ZLDA"); (e) an endorsement issued by Common wealth Land Title Insurance Company to the mortgagee policy of title insurance delivered to Mortgagee on November 26, 1997 in connection with the Consolidated Mortgage, insuring the fee title to the Air Rights as part of the insured estate endorsement in the form attached hereto as Exhibit G (the "Air Rights Endorsement"); and (f) termination of the Collateral Assignment of Option Agreement in substantially the form attached hereto as Exhibit H (the "Assignment Termination"); provided, however, if the forms of documents referenced in clauses (a) through (f) above are not substantially in the forms attached as exhibits hereto, Mortgagor shall deliver to Mortgagee at least five (5) days prior to the Exercise Date, , and if requested, Mortgagee shall, at Mortgagor's expense, facilitate obtaining, written confirmation from the Rating Agencies that such release will not result in a downgrade, withdrawal or qualification of the then current ratings of any securities backed in part by the Consolidated Mortgage; (iv) upon Mortgagee's confirmation that Mortgagor has satisfied the conditions set forth above (or confirmation of the Rating Agencies, as the case may be), on or about the Exercise Date, Mortgagor may exercise and close on the Option and thereafter deliver a fully executed original of each of the following documents (collectively, the "Air Rights Release Documents") in the form previously approved by Mortgagee: (a) the Ground Lease Termination; (b) the Sublease Termination; (c) the Air Rights Lease Termination; (d) the ZLDA; (e) the Air Rights Endorsement and (f) the Assignment Termination. Mortgagee and Mortgagor shall deliver such further assurances as may be reasonably requested by the other party to confirm that the Air Rights Parcel (less the Air Rights) is not encumbered by the lien of the Consolidated Mortgage.

      3. Transfers of Interests in Mortgagor. Section 11(b) of the Consolidated Mortgage is hereby deleted and is hereby replaced with the following: "Not withstanding anything contained herein to the contrary, Mortgagee's consent shall not be required with respect to Transfers of direct or indirect beneficial interests in Mortgagor provided that (i) no Event of Default shall have occurred and be continuing, (ii) Mortgagor remains a Single Purpose Entity, (iii) no transfer of limited partner, non-managing member or shareholder interests results in any one Person (or any group of Affiliates) owning, directly or indirectly, forty-nine percent (49%) of more of the beneficial ownership interests of Mortgagor, and (iv) Tower Realty Operating Partnership, L.P. shall at all times directly or indirectly own not less than fifty-one percent (51%) of the beneficial interests in Mortgagor, and if Mortgagor shall be a partnership, all general partners thereof shall be wholly-owned subsidiaries of Tower Realty Operating Partnership, L.P. If ten percent (10%) or more of direct beneficial interests in Mortgagor are Transferred or if any Transfer shall result in a Person or a group of Affiliates acquiring more than a forty-nine percent (49%) interest as set forth above, Mortgagor shall also deliver or cause to be delivered to the Rating Agencies and Mortgagee (x) an Opinion of Counsel addressed to the Rating Agencies and Mortgagee and dated as of the date of the Transfer to the effect that in a properly presented case, a bankruptcy court in a case involving such transferee, or any Affiliate thereof, would not disregard the corporate or partnership forms of such entity, their Affiliates and/or their partners, as the case may be, so as to consolidate the assets and liabilities of such entity or entities and/or their Affiliates with those of Mortgagor or their respective general partners, and (y) an Officer's Certificate certifying that such Transfer is not an Event of Default. For the purposes hereof, the sale of stock in Tower Realty Trust, Inc. on a publicly traded exchange shall not be deemed an indirect Transfer of a beneficial interest in Mortgagor."

      4. Notice. Notices required or permitted to be given or served under
Section 26 of the Consolidated Mortgage shall be addressed to Mortgagor at 292 Madison Avenue, New York, New York 10017, Attention: Lawrence H. Feldman, with a copy to Tower Realty Operating Partnership, L.P., 292 Madison Avenue, New York, New York 10017, Attention: Lawrence H. Feldman, with a copy to Battle Fowler LLP, 75 East 55th Street, New York, New York 10022.

      5. Release. The first clause of Section 38(c) of the Consolidated Mortgage is hereby deleted and is hereby replaced with the following: "Notwithstanding anything contained in Section 38(b) hereof, Mortgagor shall be entitled to have either one (1) Property released from the Lien of this Mortgage or both the Properties released from the Lien of this Mortgage, from and after the earlier to occur of (1) the second (2nd) anniversary of the date of the Securitization and (2) October 16, 2000 in connection with the delivery of Defeasance Collateral. The release of the Properties shall be subject to the satisfaction of the conditions set forth in Section 46 of the Mortgage. The release of one
(1) Property shall be subject to the satisfaction of the following conditions:"

      6. Defeasance. Section 46(b)(iii) shall be deleted and shall be replaced by the following: "(iii) Mortgagor shall have delivered or caused to have been delivered to Mortgagee the Defeasance Collateral for deposit into the Defeasance Collateral Account such that it will satisfy the Minimum Defeasance Collateral Requirement with respect to a release of one (1) of the Properties or the Total Defeasance Collateral Requirement with respect to a release of both the Properties, as the case may be, at the time of delivery and all such Defeasance Collateral, if in registered form, shall be registered in the name of Mortgagee or its nominee (and, if registered in nominee name endorsed to Mortgagee or in blank) and, if issued in book-entry form, the name of Mortgagee or its nominee shall appear as the owner of such securities on the books of the Federal Reserve Bank or other party maintaining such book -entry system;"

      7. Counterparts. This Amendment may be executed in any number of counterparts, each of which when so executed shall be deemed to be an original, but all of such counterparts shall together constitute but one and the same instrument.

      8. Ratification of Consolidated Mortgage. Except as modified and expressly amended by this Amendment, the Consolidated Mortgage is in all respects ratified and confirmed, and all terms, provisions and conditions thereof shall be and remain in full force and effect.

      IN WITNESS WHEREOF, this Amendment has been duly executed Mortgagor and Mortgagee on the date first hereinabove written.

                             MORTGAGOR:

                             MAGNOLIA ASSOCIATES, LTD.,
                             a Florida limited partnership


                             By: Tower Orlando GP LLC,
                                 a Delaware limited liability company,
                                 its general partner


                                 By: Tower QRS No. 3 Corp.,
                                     a Delaware corporation,
                                     its managing member


                                     By: /s/ Lawrence H. Feldman
                                        -------------------------------------
                                        Name:  Lawrence H. Feldman
                                        Title: President

                             MORTGAGEE:

                             MERRILL LYNCH MORTGAGE CAPITAL INC.


                             By: /s/ Bruce L. Ackerman
                                ---------------------------------------------
                                Name: Bruce L. Ackerman
                                Title: Vice President